UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Global Net Lease, Inc.
(Name of Registrant as Specified in its Charter)

Blackwells Capital LLC
Blackwells Onshore I LLC
Jason Aintabi
Related Fund Management, LLC
Jim Lozier
Richard O’Toole

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BLACKWELLS ONSHORE I LLC

April 7, 2023

Dear Fellow Stockholder:

Blackwells Onshore I LLC (“Blackwells Onshore”), Blackwells Capital LLC (“Blackwells Capital”) and Jason Aintabi (collectively with Blackwells Onshore and Blackwells Capital, “Blackwells” or “we”), together with the other participants in this solicitation, own an aggregate of 1,949,332 shares of common stock, $0.01 par value per share (the “Common Stock”), including 50,000 shares of Common Stock underlying call options exercisable on July 21, 2023, of Global Net Lease, Inc., a Maryland corporation (the “Company”), representing approximately 1.9% of the outstanding Common Stock, making Blackwells and the other participants among the Company’s largest stockholders. For the reasons set forth in the attached Proxy Statement, we believe changes to the composition of the Board of Directors of the Company (the “Board”) and to the Company’s governance policies are necessary in order to help ensure that the Company is operating in a manner consistent with the best interests of all stockholders. The attached Proxy Statement and the enclosed WHITE Universal Proxy Card are first being made available to stockholders on April 7, 2023.

We believe there is significant potential in the Company’s assets, people and business relationships. However, we are concerned that the Board is not taking appropriate action to modernize the Company’s governance, which, in our view, has resulted in extreme underperformance and mismanagement. We strongly believe that the Company will not improve its performance without fundamental change to ensure that the interests of stockholders — the true owners of the Company — are appropriately represented in the boardroom.

We are seeking your support at the Company’s 2023 Annual Meeting of Stockholders, which is scheduled to be held virtually, on a date and time yet to be disclosed by the Company (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”), to:

•        Elect each of our director nominees — Jim Lozier and Richard O’Toole (together, the “Blackwells Nominees”) — to the Board, each to serve as a Class III director for a term of three years on the Board or until his respective successor is duly elected and qualified;

•        Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to repeal Amendment No. 2 to the Company’s Amended and Restated Bylaws, as amended and restated (the “Bylaws”), which, among other things, established differing qualifications that individuals must meet in order to be nominated (or elected) as independent directors or managing directors;

•        Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to redeem or otherwise terminate any poison pill currently in effect and not adopt or extend any poison pill unless such adoption or extension is submitted to a stockholder vote, as a separate ballot item, within 12 months after such adoption;

•        Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to declassify the Board such that all directors are elected annually;

•        Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to establish majority voting director resignation procedures;

•        Adopt a non-binding, advisory resolution requesting that the Board designate a Strategic Review Committee fully comprised of independent directors, to conduct a strategic review process to pursue possible extraordinary transactions;

•        Adopt a non-binding, advisory resolution requesting that the Board amend and restate Article XV of the Bylaws to allow the Bylaws to be altered, amended or repealed by the affirmative vote of the holders of the majority of shares (collectively with the preceding proposals, the “Blackwells Proposals”); and

•        Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Stockholders may consider such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

We further believe that the Blackwells Proposals we have submitted will help modernize the Company’s corporate governance policies, hold the Board and the Company more accountable to the Company’s stockholders and prevent potential conflicts of interest and loyalties. We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE Universal Proxy Card today.

Under new rules adopted by the Securities and Exchange Commission, the enclosed WHITE Universal Proxy Card also includes the names of the Company’s nominees. As discussed below, the Company’s gold proxy card is not a universal proxy card and does not include the names of the Blackwells Nominees or the Blackwells Proposals. As Blackwells is using a “universal” proxy card containing both of the Blackwells Nominees as well as the Company’s nominees, there is no need to use the Company’s gold proxy card or voting instruction form, regardless of how you wish to vote. We ask that you only cast your votes “FOR” Mr. Lozier and Mr. O’Toole and “WITHHOLD” your votes for each of the Company’s nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. You may access the Company’s proxy statement, and any other relevant documents, without cost on the SEC’s website. There is no assurance that any of the Company’s nominees will serve as directors if one or both of the Blackwells Nominees are elected.

Unfortunately, the Board has again taken what we believe to be a baseless and unfounded position in what appears to be an effort to entrench themselves and reject legitimate stockholder feedback. The Board has purported to reject as invalid our nominations to elect the Blackwells Nominees and our submission of the Blackwells Proposals. On December 19, 2022, we filed a lawsuit in the Circuit Court of Maryland for Baltimore City to seek a ruling that the Blackwells Nominees are eligible to stand for election at the Annual Meeting, and that the Blackwells Proposals are eligible for consideration by the stockholders at the Annual Meeting. The Company filed a motion to dismiss the lawsuit, which was denied by the Circuit Court in an oral ruling made on April 3, 2023. The lawsuit will now move to the discovery phase. After we filed that lawsuit, the Company sued Blackwells and co-defendants Related Fund Management, LLC (“RFM”), Jim Lozier, and Richard O’Toole (the “Related Defendants” or “Related Parties”) in the United States District Court for the Southern District of New York, alleging that our Preliminary Proxy Statement was deficient under Rule 14A of the federal securities laws and seeking to enjoin Blackwells from further proxy solicitation. The Company has also filed a motion for a preliminary injunction in the Southern District, together with its co-Plaintiff, The Necessity Retail REIT, Inc., seeking to enjoin Blackwells from further proxy solicitation activities until additional disclosures are made, and from making “false statements about the absence of any joint venture, agreement, or understanding between Blackwells and Related Defendants.” As highlighted by Blackwells’ opposition to this motion, Blackwells maintains (among other things) that its disclosures do not violate federal securities law, and that the Company’s efforts to prevent nominations and solicitation by stockholders are baseless and contrary to the interest of all stockholders. Ultimately, we believe the Company’s claims have no merit. The outcome of our efforts may affect our ability to properly deliver proxies submitted to us on the enclosed WHITE Universal Proxy Card.

As the Company has disclosed in its proxy statement, unless Blackwells’ nominations and proposals are determined to be valid by the Maryland courts and are properly presented at the Annual Meeting, the Company will disregard such nominations and proposals, and will not tabulate or recognize the proxies or votes in favor of such purported nominees or proposals at the Annual Meeting. However, if you vote on the Company’s gold proxy card accompanying its proxy statement and any subsequent litigation results in the conclusion that our nominations and proposals are valid, your votes on the Company’s gold proxy card will not be recognized or tabulated at the Annual Meeting and you will need to vote again for your vote to be counted. Stockholders are urged to use the WHITE Universal Proxy Card only, which contains the names of all directors up for election at the Annual Meeting, to ensure their vote is counted at the Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC, at its address and toll-free numbers listed below.

Thank you for your support,
/s/ Jason Aintabi
Jason Aintabi
President & Secretary
Blackwells Onshore I LLC

If you have any questions or need assistance in voting your WHITE Universal Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: Blackwells@morrowsodali.com

2023 ANNUAL MEETING OF STOCKHOLDERS
OF
GLOBAL NET LEASE, INC.

_____________________

PROXY STATEMENT
OF
BLACKWELLS ONSHORE I LLC

_____________________

PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY

Blackwells Onshore I LLC (“Blackwells Onshore”), Blackwells Capital LLC (“Blackwells Capital”) and Jason Aintabi (collectively with Blackwells Onshore and Blackwells Capital, “Blackwells” or “we”), together with the other Participants (as defined below) in this solicitation, own an aggregate of 1,949,332 shares of common stock, $0.01 par value per share (the “Common Stock”), including 50,000 shares of Common Stock underlying call options exercisable on July 21, 2023, of Global Net Lease, Inc., a Maryland corporation (the “Company”), representing approximately 1.9% of the Common Stock outstanding. This Proxy Statement and the enclosed WHITE Universal Proxy Card are first being made available to stockholders on April 7, 2023.

We believe that the Company’s Board of Directors (the “Board”) must be reconstituted to further ensure that the interests of stockholders are appropriately represented in the boardroom. We are seeking your support at the 2023 Annual Meeting of Stockholders, which is scheduled to be held virtually on a date and time yet to be disclosed by the Company1 (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”), to:

1.      Elect each of Blackwells’ two director nominees — Jim Lozier and Richard O’Toole (each a “Blackwells Nominee” and, together, the “Blackwells Nominees”) — to the Board at the Annual Meeting, each to serve as a Class III director for a term of three years on the Board or until his respective successor is duly elected and qualified;

2.      Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to repeal Amendment No. 2 to the Company’s Amended and Restated Bylaws, as amended and restated (the “Bylaws”), which, among other things, established differing qualifications that individuals must meet in order to be nominated (or elected) as independent directors or managing directors (the “Bylaw Repeal Proposal”);

3.      Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to redeem or otherwise terminate any poison pill currently in effect and not adopt or extend any poison pill, unless such adoption or extension is submitted to a stockholder vote, as a separate ballot item, within 12 months after such adoption (the “Poison Pill Repeal Proposal”);

4.      Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to declassify the Board such that all directors are elected to the Board on an annual basis (the “Declassification Proposal”);

5.      Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to establish majority voting director resignation procedures (the “Director Resignation Policy Proposal”);

6.      Adopt a non-binding, advisory resolution requesting that the Board promptly designate a Strategic Review Committee of the Board, fully comprised of independent directors, to conduct a strategic review process to pursue possible extraordinary transactions (the “Strategic Review Process Proposal”);

____________

1        The Company has not yet disclosed the date, time and place of the Annual Meeting. Accordingly, we have omitted such information from this Proxy Statement, which is expected to be included in the Company’s definitive proxy statement relating to the Annual Meeting. Once the Company publicly discloses such date, time and place, Blackwells intends to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission (the “SEC”).

7.      Adopt a non-binding, advisory resolution requesting that the Board amend and restate Article XV of the Bylaws, to state: “These Bylaws may be altered, amended or repealed by the affirmative vote of the holders of more than fifty percent (50%) of the total voting power of the outstanding shares of capital stock of the Corporation, voting together as a single class, at any regular or special meeting duly convened after notice to the stockholders of that purpose, or by a majority vote of the members of the Board of Directors at any regular or special meeting thereof duly convened after notice to the directors of that purpose, subject always to the power of the stockholders to change such action of the Board of Directors by the affirmative vote of the holders of more than fifty percent (50%) of the total voting power of the outstanding shares of capital stock of the Corporation, voting together as a single class.” (the “Bylaw Amendment Proposal” and, collectively with the Bylaw Repeal Proposal, the Poison Pill Repeal Proposal, the Declassification Proposal, the Director Resignation Policy Proposal and the Strategic Review Process Proposal, the “Blackwells Proposals”); and

8.      Ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Stockholders may consider such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Blackwells is soliciting proxies from stockholders to (i) elect Messrs. Lozier and O’Toole to the Board, (ii) approve, on a non-binding advisory basis, Proposals 2, 3, 4, 5, 6 and 7 and (iii) vote “FOR” on Proposal 8.

We urge you to carefully consider the information contained in this Proxy Statement and support our efforts by signing, dating and returning the enclosed WHITE Universal Proxy Card today. Stockholders should understand, however, that all shares of Common Stock represented by the WHITE Universal Proxy Card will be voted at the Annual Meeting as marked by the stockholder, pending the results of the Maryland litigation with respect to the validity of our director nominations. If the Maryland Court finds our nominations or proposals to be invalid for any reason, we intend to supplement or update these proxy materials to inform stockholders so they have sufficient time to submit a new proxy card.

Under new rules adopted by the SEC, the enclosed WHITE Universal Proxy Card also includes the names of the Company’s nominees. As discussed below, the Company’s gold proxy card is not a universal proxy card and does not include the names of the Blackwells Nominees or the Blackwells Proposals. As Blackwells is using a “universal” proxy card containing both of the Blackwells Nominees as well as the Company’s nominees, there is no need to use the Company’s gold proxy card or voting instruction form, regardless of how you wish to vote. We ask that you only cast your votes “FOR” Mr. Lozier and Mr. O’Toole and “WITHHOLD” your votes for each of the Company’s nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. You may access the Company’s proxy statement, and any other relevant documents, without cost on the SEC’s website. There is no assurance that any of the Company’s nominees will serve as directors if one or both of the Blackwells Nominees are elected.

As the Company has disclosed in its proxy statement, unless Blackwells’ nominations and proposals are determined to be valid by the Maryland courts and are properly presented at the Annual Meeting, the Company will disregard such nominations and proposals, and will not tabulate or recognize the proxies or votes in favor of such purported nominees or proposals at the Annual Meeting. However, if you vote on the Company’s gold proxy card accompanying its proxy statement and any subsequent litigation results in the conclusion that our nominations and proposals are valid, your votes on the Company’s gold proxy card will not be recognized or tabulated at the Annual Meeting, and you will need to vote again for your vote to be counted. Stockholders are urged to use the WHITE Universal Proxy Card only, which contains the names of all directors up for election at the Annual Meeting, to ensure their vote is counted at the Annual Meeting.

If you have already voted on the Company’s proxy card, you have every right to change your vote by (i) signing, dating and returning a later dated WHITE Universal Proxy Card, (ii) voting via the Internet, by following the instructions on the WHITE Universal Proxy Card or (iii) voting virtually at the Annual Meeting.

If your shares are registered in more than one name, the WHITE Universal Proxy Card should be signed and dated by all such persons to ensure that all shares are voted for each of the Blackwells Nominees and the Blackwells Proposals.

This Proxy Statement is soliciting proxies to elect the Blackwells Nominees and for the Blackwells Proposals and Proposal 8. See “Voting and Proxy Procedures” below for additional information.

The Company has set a date yet to be disclosed by the Company as the Record Date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.2 It is anticipated that the Company’s proxy statement will state the number of shares of Common Stock outstanding as of the Record Date. The principal executive offices of the Company are located at 650 Fifth Avenue, 30th Floor, New York, New York 10019. Holders of record of shares of Common Stock on the Record Date are urged to submit the WHITE Universal Proxy Card, even if such shares have been sold after that date. Each share of Common Stock is entitled to one vote at the Annual Meeting.

If you have any questions or need assistance in voting your WHITE Universal Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact Morrow Sodali LLC (“Morrow Sodali”) by phone at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees), or by email at Blackwells@morrowsodali.com.

The solicitation is being made by Blackwells Onshore, Blackwells Capital, Mr. Aintabi, Related Fund Management, LLC (“RFM”), Mr. Lozier and Mr. O’Toole, and not on behalf of the Board or management of the Company. Other than as described in this Proxy Statement, we are not aware of any other matters to be brought before the Annual Meeting. Should other matters, which we are not made aware of within a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies in the enclosed WHITE Universal Proxy Card will vote on such matters in their discretion.

BLACKWELLS URGES YOU TO SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD “FOR” EACH OF THE BLACKWELLS NOMINEES AND THE BLACKWELLS PROPOSALS.

YOU MAY HAVE ALREADY RECEIVED, OR WILL SOON RECEIVE, A PROXY CARD FROM THE COMPANY. PLEASE RETURN ONLY THE ENCLOSED WHITE UNIVERSAL PROXY CARD AND DO NOT RETURN ANY COMPANY PROXY CARD UNDER ANY CIRCUMSTANCES. AS DISCUSSED IN THE COMPANY’S PROXY STATEMENT, THE COMPANY’S PROXY CARD IS NOT A UNIVERSAL PROXY CARD AND DOES NOT INCLUDE THE NAMES OF THE BLACKWELLS NOMINEES OR THE BLACKWELLS PROPOSALS. EVEN IF THE BLACKWELLS NOMINEES ARE INCLUDED ON THE COMPANY PROXY CARD, WE URGE YOU TO DISREGARD AND NOT TO RETURN ANY COMPANY PROXY CARD AND RETURN THE WHITE UNIVERSAL PROXY CARD. ONLY THE LATEST DATED PROXY CARD YOU SUBMIT COUNTS. EVEN IF YOU RETURN THE COMPANY PROXY CARD MARKED “WITHHOLD” AS A PROTEST AGAINST THE COMPANY’S NOMINEES, IT WILL REVOKE ANY PROXY CARD YOU MAY HAVE PREVIOUSLY SENT TO US. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY (I) DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING, (II) VOTING VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE WHITE UNIVERSAL PROXY CARD OR (III) VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

This Proxy Statement and WHITE Universal Proxy Card are available at www.proxyvoting.com/GNL.

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2      The Company has not yet publicly disclosed the Record Date, or the number of shares outstanding as of the Record Date, for the Annual Meeting. Accordingly, we have omitted such information from this Proxy Statement, which is expected to be included in the Company’s definitive proxy statement relating to the Annual Meeting. Once the Company publicly discloses the Record Date and the number of shares outstanding as of the Record Date, Blackwells intends to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

BACKGROUND OF THE SOLICITATION

On February 14, 2022, Blackwells Onshore made its initial investment in the Company.

On September 16, 2022, Blackwells sent a letter to the Company (the “September 16 Letter”) by email and mail, which outlined Blackwells’ views on the Company’s performance and proposed various paths to creating long-term stockholder value. In the September 16 Letter, Blackwells requested a meeting with the Board.

On October 7, 2022, Blackwells sent a request for a copy of the Company’s Director and Officer Questionnaire (the “Questionnaire”) by email to Christopher J. Masterson, Chief Financial Officer, Secretary and Treasurer of the Company, pursuant to the Bylaws’ requirement for submission of the Questionnaire with any nomination notice by a stockholder. The request was also delivered by mail to the principal offices of the Company on October 7, 2022.

On October 13, 2022, the Company delivered a copy of the Questionnaire by email.

On October 24, 2022, Blackwells sent a letter (the “Nomination Notice”) by email to Mr. Masterson announcing its intention to nominate the Blackwells Nominees for election to the Board at the Annual Meeting, as Class III directors for a term of three years, and to submit the Blackwells Proposals for consideration by the Company’s stockholders, each on a non-binding, advisory basis, at the Annual Meeting. The Nomination Notice also provided notice to the Company pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of Blackwells’ intent to solicit proxies for the Blackwells Nominees from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. The Nomination Notice was also delivered by mail to the principal offices of the Company on October 25, 2022.

On October 25, 2022, Blackwells sent a letter (the “Demand Letter”) by email to the Company demanding to inspect certain books and records of the Company, pursuant to Section 1315 of the New York Business Corporation Law (the “NYBCL”) and an accompanying confidentiality agreement. The Demand Letter and accompanying confidentiality agreement were also delivered by mail to the principal offices of the Company on October 26, 2022. Also on October 25, 2022, Blackwells issued a press release announcing its intent to nominate the Blackwells Nominees and submit the Blackwells Proposals at the Annual Meeting and filed such press release with the SEC.

On October 27, 2022, Blackwells sent a letter (the “Supplement”) by email to Mr. Masterson, which provided updates to Blackwells’ beneficial ownership in the Company. The Supplement was also delivered by mail to the principal offices of the Company on October 28, 2022.

On October 30, 2022, the Company sent a letter by email to Blackwells purportedly rejecting Blackwells’ request for stockholder records on the basis that Blackwells did not provide evidence of New York residency or record ownership of shares of the Company, neither of which does Blackwells believe to be required under Section 1315 of the NYBCL.

On November 2, 2022, Blackwells, in an effort to move forward efficiently and engage constructively with the Company, sent a letter to the Company by email and mail, which included the requested evidence of New York residency and record ownership while disputing and in no way agreeing that such evidence is required under NYBCL.

Between November 4, 2022 and November 14, 2022, Blackwells and the Company exchanged certain edits to the confidentiality agreement. Blackwells and the Company executed the confidentiality agreement on November 14, 2022.

On November 7, 2022, representatives of Blackwells met with representatives of the Company — Michael Weil, Sue Perrotty and Michael Anderson — to discuss the contents of the September 16 Letter.

On November 28, 2022, Blackwells delivered a certified check to the Company for payment of costs associated with the retrieval of materials to be provided by the Company in connection with the Demand Letter.

On December 1, 2022, Blackwells filed a preliminary proxy statement with the SEC.

On December 2, 2022, the Company sent a letter (the “December 2 Letter”) by email to Mr. Aintabi alleging that the Nomination Notice, the nominations of the Blackwells Nominees and the submission of the Blackwells Proposals made thereunder were invalid. The December 2 Letter further alleged that the purported grounds for the invalidation of the Nomination Notice included that (i) the Blackwells Nominees were ineligible under the Bylaws and (ii) the Nomination Notice did not provide certain information required under the Bylaws.

On December 7, 2022, the Company began transmitting materials in connection with the Demand Letter through its proxy solicitor, Innisfree M&A Incorporated, Inc., to Blackwells’ proxy solicitor, Morrow Sodali.

On December 9, 2022, Blackwells’ counsel sent a letter by email to the Company’s counsel in response to the December 2 Letter outlining the reasons that Blackwells believes that (i) the Blackwells Nominees are eligible under the Bylaws and (ii) the Nomination Notice included all information required under the Bylaws.

On December 19, 2022, Blackwells Onshore filed a complaint with the Circuit Court of Maryland for Baltimore City (the “Circuit Court”) against the Company and The Necessity Retail REIT, Inc. (“The Necessity Retail REIT”). Blackwells Onshore I LLC v. Global Net Lease, Inc., et al., 24-C-22-005195. Also on December 19, 2022, Blackwells issued a press release announcing the lawsuit against the Company and The Necessity Retail REIT and filed such press release with the SEC. Later on December 19, 2022, the Company and The Necessity Retail REIT filed separate lawsuits against Blackwells Capital, Blackwells Onshore, Mr. Aintabi (collectively, the “Blackwells Parties”), RFM, Mr. Lozier and Mr. O’Toole (collectively with the Blackwells Parties, the “District Court Defendants”) in the United States District Court for the Southern District of New York (the “District Court”), seeking to halt any proxy solicitation by Blackwells until certain disclosures are made, based upon what the Company and The Necessity Retail REIT alleged to be violations of federal securities laws. In particular, the Company and The Necessity Retail REIT allege in their Complaint that Blackwells and RFM have a joint venture and agreement to establish RFM as the external manager to the Company. Blackwells and RFM deny this allegation. Global Net Lease, Inc. v. Blackwells Capital et al., No. 22-cv-10702 (JPO); The Necessity Retail REIT, Inc. v. Blackwells Capital LLC et al., No. 22-cv-10703 (JPO).

On December 23, 2022, Blackwells filed Amendment No. 1 to its preliminary proxy statement with the SEC.

On January 10, 2023, after an exchange of letter-motions in the SDNY action, the District Court held a conference at which it set a schedule for discovery and a deadline for responsive pleadings requested by the District Court Defendants.

On January 18, 2023, the Blackwells Parties filed their answer to the Company’s complaint in the District Court and asserted affirmative defenses and counterclaims. The counterclaims, similar to the claims filed in the Maryland action, included (i) a request for a declaratory judgment to enforce the Bylaws and enjoin the Company’s misinterpretation of the July 2022 bylaw amendment; (ii) a request for a declaratory judgment to enjoin the Company’s violations of Maryland Code, Corporations and Associations, § 2-404; (iii) a breach of contract claim for refusing to recognize Blackwells’ nomination of directors for election to the Board, in violation of the Bylaws; and (iv) a claim based on violation of Maryland Code, Corporations and Associations, § 2-404 for precluding the Blackwells Parties from exercising their stockholder voting rights.

On January 20, 2023, the Company filed a letter motion seeking dismissal of the Blackwells Parties’ counterclaims. After briefing by letter-motion, the Court granted dismissal of the counterclaims on March 16, 2023, based on a forum-selection clause in the Bylaws. The Court observed, “[w]hile it could be the case that [the Company and The Necessity Retail REIT] ‘intentionally spawned duplicative litigation to burden a shareholder’ after Blackwells filed suit in Maryland first, the terms of the forum selection clauses permit them to do so.” Accordingly, the substance of the Blackwells Parties’ counterclaims continues in the Maryland action.

On January 27, 2023, the Maryland action was designated to the Business and Technology Track, which is intended to allow for more efficient and specialized resolution of sophisticated business disputes.

Between January and March 2023, the parties in the SDNY action filed various letter-motions regarding discovery practice, and beginning in February, the parties exchanged several document productions and scheduled depositions to proceed in March and April.

On February 6, 2023, the Company filed a motion to dismiss in the Maryland proceeding. Blackwells filed its opposition to this motion on February 24, 2023, and the Company filed a reply in support of its motion on March 7, 2023. On April 3, 2023, the Company’s motion to dismiss was denied in an oral ruling. The Maryland action will now move to the discovery phase.

On February 22, 2023, while resolving certain discovery disputes, the District Court in the SDNY action consolidated the action brought by the Company with the parallel action brought by The Necessity Retail REIT, captioned The Necessity Retail REIT, Inc. v. Blackwells Capital LLC et al., 22-cv-10703 (JPO). The consolidated action is captioned Global Net Lease, Inc. v. Blackwells Capital LLC et al., No. 22-cv-10702 (JPO).

On March 11, 2023, the Company filed a motion for a preliminary injunction in the SDNY action to “prevent the Defendants from continuing to make material misrepresentations and omissions in violation of SEC disclosure requirements.” On March 20, 2023, the District Court Defendants filed their Memorandum of Law in Opposition to the Companies’ Motion for a Preliminary Injunction, and on March 27, 2023, the Company filed their reply memorandum in support of their preliminary injunction motion. The Court has scheduled a hearing on this motion for April 20, 2023.

On March 22, 2023, the Company filed its preliminary proxy statement with the SEC.

On April 4, 2023, Blackwells filed Amendment No. 2 to its preliminary proxy statement with the SEC.

On April 7, 2023, Blackwells filed its definitive proxy statement with the SEC.

REASONS FOR THE SOLICITATION

Blackwells and the other Participants in this solicitation collectively own approximately 1.9% of the Common Stock. Blackwells has nominated two highly qualified Board candidates — Mr. Lozier and Mr. O’Toole — each of whom is prepared and committed to objectively evaluate strategic alternatives of the Company to help unlock value for all stockholders. The professionals that Blackwells has nominated have extensive experience in the real estate industry and with public company governance, and, if elected, they would have no relationship with the Company’s advisor, AR Global Investments, LLC (“AR Global”), other than in their capacity as directors of the Company. If elected, the Blackwells Nominees will be independent of AR Global’s influence and intend to fully review the Company’s business, assets, capital structure, capital allocation priorities, strategies, operations, policies and personnel to help ensure that the Company is being operated optimally on behalf of all stockholders.

As one of the Company’s largest stockholders, we are disappointed with the current Board and management. We believe that there is significant potential in the Company’s assets, people and business relationships, but that poor corporate governance and the Company’s relationship with AR Global make it ill-equipped to succeed as a public company. Change in the Board’s composition is needed to modernize the Company’s governance and provide an objective and independent review of all strategic alternatives. Specifically, we believe the Company will not improve its performance without fundamental change to what we believe to be extreme underperformance and mismanagement, an off-market management agreement with AR Global and the Board and management’s blatant disregard for stockholders.

The Current Board Has Presided Over Negative Returns for Stockholders

The Company has underperformed significantly. Over the past five years, the Company’s stock is down 39.3% compared to each of the MSCI U.S. REIT Index and S&P 500, which are up 20.3% and 50.9%, respectively.1 Further, the Company trades at one of the largest discounts to its Net Asset Value (“NAV”) of any publicly traded triple net REIT, with the largest being The Necessity Retail REIT.2 As of market close on November 25, 2022, the Company traded at a 31.9% discount to NAV compared to a REIT industry weighted average of only a 9.1% discount to NAV.3 The Company has the lowest implied enterprise value to EBITDA multiple and the second-lowest price to funds from operations multiple of its peer group of triple net REITs (with The Necessity Retail REIT being the lowest).4 As of November 25, 2022, triple net REITs have on average an implied enterprise value to EBITDA multiple of 17.8x, and price multiple to 2022 estimated funds from operations of 15.6x, while the Company has an implied enterprise value to EBITDA multiple of 12.6x, and price multiple to 2022 estimated funds from operations of 7.8x.5

The Company’s Management Agreement with AR Global is Off-Market

Further, the Company continues to spend significant amounts of money on what Blackwells believes is an off-market management agreement between the Company and its external manager, AR Global. When compared to its peers, there is not another triple net REIT — other than The Necessity Retail REIT, another company managed by AR Global — with management fees remotely approaching those that are currently being charged at the Company.6 Further, the Company’s total operating load represented 4.1% of the Company’s total book value for the 2021 fiscal

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1        Bloomberg. Calculated as of November 28, 2022.

2        J.P. Morgan North American Equity Research Weekly U.S. Real Estate Stock Tools, as of November 25, 2022.

3        Id.

4        Id.

5        Id.

6        Public filings of eighteen triple net peers (Agree Realty Corporation (ADC), Alpine Income Property Trust, Inc. (PINE), Broadstone Net Lease, Inc. (BNL), EPR Properties (EPR), Essential Properties Realty Trust, Inc. (EPRT), Four Corners Property Trust, Inc. (FCPT), Gaming and Leisure Properties, Inc. (GLPI), Getty Realty Corp. (GTY), National Retail Properties, Inc. (NNN), The Necessity Retail REIT, Inc. (RTL), NETSTREIT Corp. (NTST), Postal Realty Trust, Inc. (PSTL), Realty Income Corporation (O), Safehold Inc. (SAFE), Spirit Realty Capital, Inc. (SRC), STORE Capital Corp. (STOR), VICI Properties Inc. (VICI) and W.P. Carey Inc. (WPC)).

year, compared with a peer average of 1.6%.7 Since 2016, fees of more than $200 million (representing more than 10% of revenues during each yearly reporting period) have been paid to AR Global.8 All the while, the Company’s stockholders have suffered through a 52.9% decline in share price while the U.S. Diversified REIT Index returned a 62.3% increase, and the S&P 500 returned a 87.9% increase.9 As noted above, the Company trades at almost a 32% discount to NAV,10 and Blackwells expects that the gap will not be closed until stockholders vote to put an end to what Blackwells believes is a raiding of the Company’s stockholder coffers.

The Current Board Continues to Severely Limit Stockholders’ Rights

Blackwells believes that the Company’s corporate governance demonstrates that the Board’s focus is not on creating long-term value for the Company’s investors. The Company’s troubling governance practices include:

•        Adoption of a highly aggressive poison pill.    In February 2021, the Company approved a 3-year extension of the stockholder rights plan without stockholder approval. This stockholder rights plan severely limits stockholder input by preventing stockholders from purchasing more than 4.9% of the Company’s stock. This poison pill also restricts stockholder rights under Maryland law. For example, pursuant to Section 2-513(a) of the Maryland Code, Corporations and Associations, stockholders owning less than 5% of the Company are limited in the materials they may inspect if bringing a demand under Maryland law.11

•        Limiting stockholders’ ability to enact change.    The Company’s classified Board protects incumbent directors from annual scrutiny and makes it more difficult for stockholders to enact much needed change.12

•        Failure to address lack of majority support for director nominees.    Each of the Company’s nominees at both the 2022 Annual Meeting and the 2021 Annual Meeting failed to receive majority support, which, in our view, demonstrates stockholders’ eagerness for change.13 At the 2021 Annual Meeting, the Company nominated incumbent directors M. Therese Antone, Edward Rendell and Abby Wenzel as Class I directors to serve until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”). Each of Ms. Antone, Mr. Rendell and Ms. Wenzel failed to receive support of a majority of stockholders at his or her respective last election — Ms. Antone receiving 49.5% of votes cast and Mr. Rendell and

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7        Operating Fees to Related Parties as disclosed in SEC filings made by the Company.

8        Id.

9        Bloomberg. Share price returns calculated from initial public offering, June 2, 2015, through November 29, 2022.

10      J.P. Morgan North American Equity Research Weekly U.S. Real Estate Stock Tools, as of November 21, 2022.

11      Leading independent proxy advisory firms Institutional Shareholder Services, Inc. (“ISS”) and Glass, Lewis & Co., LLC (“Glass Lewis”) believe that poison pills (also referred to as stockholder rights plans) are generally not in the best interest of stockholders, particularly those with a term of longer than one year and those adopted without stockholder approval. The advisory firms are of the view that the adoption of poison pills can lead to board entrenchment and deter legitimate offers of acquisition, ultimately leading to lower long-term stockholder value. Given this potentially vital role a poison pill may have, stockholders should have the right to vote on the adoption of new poison pills and changes to existing poison pills. However, the Board did not allow stockholders to vote on the adoption of the poison pill or its three-year extension. The Company’s poison pill was one of the numerous factors that contributed to ISS’ adverse recommendations for the Company’s nominees at the 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and the 2022 annual meeting of stockholders (the “2022 Annual Meeting”). Additionally, ISS noted that the Company’s poison pill contains uncommon and unjustifiable features, including its extremely low trigger threshold and “slow-hand” feature. See ISS Proxy Analysis regarding the 2022 Annual Meeting of Global Net Lease, Inc., Glass Lewis 2022 Policy Guidelines — United States and ISS United States Proxy Voting Guidelines 2022.

12      ISS and Glass Lewis generally disfavor classified board structures. Classified boards reduce accountability to stockholders and may contribute to board and management entrenchment, and empirical studies have shown that classified boards are associated with a reduction in a company’s valuation. ISS has called the Company’s classified board structure “particularly concerning,” noting that the Company has not disclosed a compelling rationale for its adoption of the classified board structure in 2018 and has not put the change to a stockholder vote. See ISS Proxy Analysis regarding the 2022 Annual Meeting of Global Net Lease, Inc., Glass Lewis 2022 Policy Guidelines — United States and ISS United States Proxy Voting Guidelines 2022.

13      See Current Report on Form 8-K filed by the Company with the SEC on April 20, 2022 and Current Report on Form 8-K filed by the Company with the SEC on April 12, 2021.

Ms. Wenzel receiving 11.3% and 16.3%, respectively.14 However, due to the Company’s plurality voting standard, each was re-elected to the Board.15 At the 2022 Annual Meeting, the Company’s nominees again failed to receive majority support. The Company nominated incumbent directors Ms. Perrotty and Lee Elman as Class II directors to serve until the 2025 annual meeting of stockholders. Ms. Perrotty and Mr. Elman failed to obtain support from even a mere quarter of votes cast; approximately 80% of votes cast were withheld votes on Mr. Elman, and approximately 86% of votes cast were withheld votes on Ms. Perrotty.16 The lack of support for the Company’s nominees is not limited to stockholders. ISS and Glass Lewis also took note and each recommended “WITHHOLD” on Ms. Perrotty and Mr. Elman at the 2022 Annual Meeting. ISS also gave adverse recommendations to the Company’s nominees at the 2021 Annual Meeting. We believe that the lack of majority of votes cast sends a clear message that stockholders are not satisfied. The Board’s failure to address or explore such underlying issues, in our view, demonstrates a lack of responsiveness to stockholder concerns. We believe the continuing service of these directors raises concerns about whether the Board is fulfilling its fiduciary duties to stockholders. Blackwells believes that the Board lacks the skills — as well as the stockholder and institutional support — that are necessary to turn the Company around.

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14      See Current Report on Form 8-K filed by the Company with the SEC on April 12, 2021.

15      According to Glass Lewis, fewer than 100 public company directors per year fail to receive majority support from stockholders, making the lack of majority support of the Company’s directors even more notable. ISS guidelines state that a plurality voting standard for uncontested elections is problematic in terms of board accountability, and Glass Lewis guidelines prefer a majority voting standard over a plurality voting standard. See Glass Lewis 2022 Policy Guidelines — United States and ISS United States Proxy Voting Guidelines 2022.

16      See Current Report on Form 8-K filed by the Company with the SEC on April 20, 2022.

PROPOSAL 1

ELECTION OF NOMINEES

We are seeking your support at the Annual Meeting to elect our two highly qualified Blackwells Nominees. Each of the Blackwells Nominees has consented to being named as a nominee in this Proxy Statement and has agreed to serve as a director, if elected. The information below concerning name, age and employment and material occupations, positions or offices of the Blackwells Nominees has been furnished by each of the Blackwells Nominees. Except as described in this Proxy Statement, neither of the Blackwells Nominees beneficially owns any Common Stock.

The Company currently has a classified Board composed of seven directors, which is divided into three classes. The directors in each class are elected for staggered terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders. We believe that the terms of two Class III directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two Blackwells Nominees, Mr. Lozier and Mr. O’Toole, in opposition to the Company’s two Class III director nominees, for terms ending at the 2026 annual meeting of stockholders.

Each of Mr. Lozier and Mr. O’Toole presently is, and if elected as a director of the Company, each of Mr. Lozier and Mr. O’Toole would, in our view, be an “independent director” within the meaning of (i) New York Stock Exchange (“NYSE”) listing standards applicable to board composition, (ii) Section 301 of the Sarbanes-Oxley Act of 2002, (iii) Item 407(a) of Regulation S-K of the rules and regulations of the SEC (“Regulation S-K”) and (iv) the Company’s Amended and Restated Corporate Governance Guidelines. No Blackwells Nominee is a member of the Company’s Audit, Compensation or Nominating and Corporate Governance Committees.

Stockholders will vote to fill two Class III seats on the Board at the Annual Meeting. We do not endorse any of the director nominees of the Company. If elected, the Blackwells Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value. However, we believe the election of the Blackwells Nominees is an important step in the right direction for enhancing long-term value at the Company. You should refer to the Company’s proxy statement, which will be available at no charge on the SEC’s website at http://www.sec.gov, for the names, background, qualifications and other information concerning the Company’s nominees.

Proxies cannot be voted for a greater number of persons than the number of nominees; however, we reserve the right to nominate additional person(s), in accordance with the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Blackwells does not expect that any of the Blackwells Nominees will be unable to stand for election or for good cause will not serve as a director, but if any vacancy in the slate of the Blackwells Nominees occurs for any reason (including if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Blackwells Nominees), the shares represented by the WHITE Universal Proxy Card received by Blackwells and not properly revoked will be voted for the substitute nominee(s) properly nominated by Blackwells in compliance with the rules of the SEC and any other applicable laws and, if applicable, the Bylaws.

If Blackwells lawfully identifies or nominates substitute nominee(s) before the Annual Meeting, Blackwells will file an amended proxy statement that identifies any such substitute nominee(s), discloses whether such nominee(s) has or have consented to being named in the revised proxy statement and includes all disclosure requirements required by Schedule 14A with respect to such substitute nominee(s).

INFORMATION ABOUT THE blackwells NOMINEES

Name	Age	Principal Occupation
Jim Lozier	67	Private consultant
Richard O’Toole	66	Executive Vice President of The Related Companies, L.P.

We believe the Blackwells Nominees have the experience and qualifications to address the Company’s strategic, operational and governance deficiencies and possess the skill sets required to address the Company’s current needs.

Jim Lozier

Jim Lozier, age 67, has served as a private consultant since 2012. Mr. Lozier served as co-founder and CEO of Archon Group L.P. (“Archon Group”), a diversified international real estate services and advisory company, from its formation in 1996 until 2012. Under Mr. Lozier’s leadership, the Archon Group, a wholly owned subsidiary of Goldman Sachs Group Inc. (“Goldman Sachs”) (NYSE: GS) managed, at its peak, 36,000 assets with a gross value of approximately $59 billion and had over 8,500 employees in offices located throughout the U.S., Asia and Europe. Prior to the formation of Archon Group, Mr. Lozier was an employee of the J.E. Robert Company (“J.E. Robert”), a global real estate investment management company, and was responsible for managing the joint venture between Goldman Sachs and J.E. Robert for two years. Mr. Lozier directed the acquisition efforts of the joint venture between Goldman Sachs and J.E. Robert from 1991 to 1995. Since 2015, he has served as an external director for Hunt Companies, Inc., a private full-service real estate company that develops, invests, manages and finances real estate assets in the public and private sectors, and he served as an external director for Equity Commonwealth (NYSE: EQC) from May 2014 to May 2021. Mr. Lozier earned his B.B.A. from Baylor University in 1977. We believe Mr. Lozier’s extensive knowledge of and background in the real estate industry qualify him to serve as a director of the Company.

Richard O’Toole

Richard L. O’Toole, age 66, is Executive Vice President of The Related Companies, L.P., a New York partnership (“Related Companies”), which owns, manages and develops real estate, where he is responsible for tax structuring and origination of new business opportunities. Mr. O’Toole joined Related Companies in 2005. Prior to joining Related Companies, Mr. O’Toole worked at Paul Hastings LLP, where he served as a Partner in the Tax Department from 2000 to 2005. Prior to Paul Hastings LLP, Mr. O’Toole was a Partner in the Tax Department at Battle Fowler LLP for 13 years. Mr. O’Toole earned a Juris Doctor degree from St. John’s University School of Law in 1981, a Master of Laws (L.L.M.) from New York University School of Law in 1984 and a B.A. from St. John’s University. Mr. O’Toole is a member of the board of directors of Webster Financial Corporation (NYSE: WBS) and Equinox Holdings, Inc. We believe Mr. O’Toole’s over 40 years of legal, tax and investment experience with respect to commercial real estate, along with his extensive public company experience, qualify him to serve as a director of the Company.

If elected, the Blackwells Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors. On October 24, 2022, each Blackwells Nominee entered into an indemnification agreement (collectively, the “Indemnification Agreements”) with Blackwells Onshore in connection with his nomination to the Board. Pursuant to the Indemnification Agreements, Blackwells Onshore has agreed to indemnify each of the Blackwells Nominees against certain claims arising from the solicitation of proxies for the election of the Blackwells Nominees and for the Blackwells Proposals. Also on October 24, 2022, Blackwells Onshore, Blackwells Capital, RFM, Mr. Aintabi and each of the Blackwells Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, each of Blackwells Onshore, Blackwells Capital, RFM, Mr. Aintabi and the Blackwells Nominees agreed to the joint filing on behalf of each of them to allow for the solicitation of proxies for the election of the Blackwells Nominees and in favor of the Blackwells Proposals. Other than as described in this Proxy Statement, there are no arrangements or understandings between or among any Blackwells Nominee and any other person pursuant to which any Blackwells Nominee was or is to be selected as a director or nominee.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Blackwells Nominees as of the date of this proxy statement.

The address for each Blackwells Nominee is listed below. The information in the following table has been furnished to us by the respective Blackwells Nominees. Percentage of beneficial ownership is based on 103,795,364 shares of Common Stock outstanding as of February 20, 2023, which was disclosed in the Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC by the Company on February 23, 2023.

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Jim Lozier	0	0%
5803 Richmond Avenue Dallas, Texas 75206
Richard O’Toole	0	0%
30 Hudson Yards, 73rd Floor New York, New York 10001

Blackwells will be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to two nominees on the enclosed WHITE Universal Proxy Card. Any stockholder who wishes to vote for one of the Company’s nominees in addition to one of the Blackwells Nominees may do so on Blackwells’ WHITE Universal Proxy Card. The Company’s gold proxy card is not a universal proxy card and does not include the names of the Blackwells Nominees or the Blackwells Proposals. There is no need to use the Company’s proxy card, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than two nominees or for any combination (up to two total) of the Blackwells Nominees and the Company’s nominees on the WHITE Universal Proxy Card.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE BLACKWELLS NOMINEES ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD AND INTEND TO VOTE OUR SHARES “FOR” THE BLACKWELLS NOMINEES.

PROPOSAL 2

BYLAW REPEAL PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that the Board take all necessary steps to repeal Amendment No. 2 to the Bylaws.17

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company urge the Board to repeal Amendment No. 2 to the Amended and Restated Bylaws of Global Net Lease, Inc., which, among other things, established differing qualifications that individuals must meet in order to be nominated (or elected) as independent directors or managing directors.”

We believe a well composed Board consists of directors whose loyalties are to stockholders and not to one another or the Company’s advisor. Amendment No. 2 to the Bylaws, including the arbitrary provisions contained therein, places limits and establishes different criteria for independent directors and managing directors, threatening to curb the stockholder franchise. Therefore, we believe that in order to promote sound corporate governance, Amendment No. 2 to the Bylaws should be repealed.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Bylaw Repeal Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 2 AND INTEND TO VOTE OUR SHARES
“FOR” THIS PROPOSAL.

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17      See Exhibit 3.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 19, 2022 for the text of Amendment No. 2 to the Bylaws.

PROPOSAL 3

POISON PILL REPEAL PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that the Board take all necessary steps to redeem or otherwise terminate any poison pill currently in effect and not adopt or extend any poison pill, unless such adoption or extension is submitted to a stockholder vote, as a separate ballot item, within 12 months after such adoption.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company urge the Board to redeem or otherwise terminate any poison pill currently in effect and not adopt or extend any poison pill unless such adoption or extension is submitted to a stockholder vote, as a separate ballot item, within 12 months after such adoption.”

In our view, poison pills can insulate management at the expense of stockholders. We believe that the Rights Agreement, dated and adopted as of April 9, 2020, which has an exceedingly low ownership threshold of 4.9% and which has been extended until April 2024, has served as an impediment to holding the Board accountable for its performance by intimidating stockholders who wish to have their voices heard at meetings of stockholders. In effect, the poison pill allows the Board to arrogate to itself the sole right to determine what price a potential buyer must pay to acquire the Company. However, the power of stockholders to accept an offer by a potential bidder provides an important check and balance on management and the Board in their stewardship of the stockholders’ interests. Because the poison pill curtails stockholders’ rights, we believe that stockholders should have a meaningful right to vote on the necessity of adopting such an entrenchment device.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Poison Pill Repeal Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 3 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL 4

DECLASSIFICATION PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that the Board take all necessary steps to declassify the Board such that all directors are elected on an annual basis.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company urge the Board to take all necessary steps to immediately declassify the Board, such that directors are elected to the Board on an annual basis. The immediate declassification of the Board shall be done in the most expeditious manner available under Maryland law, and would not affect the unexpired terms of the previously elected directors.”

Currently, the Company has a classified Board, which is divided into three classes. We believe that the de-classification of the Board is in line with best corporate governance practices. Annually elected boards instill accountability for performance and help align the Board’s interests with the interests of the stockholders by enabling stockholders to annually express their view on each director’s performance. Therefore, we believe that the Board should be declassified in line with best corporate governance practices.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Declassification Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 4 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL 5

DIRECTOR RESIGNATION Policy PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that the Board take all necessary steps to establish majority voting director resignation procedures.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company urge the Board to take all necessary steps to establish majority voting director resignation procedures to require that, in an uncontested election, any incumbent director candidate who fails to receive the affirmative vote of the holders of a majority of the voting power of the Company’s outstanding capital stock entitled to vote thereon shall promptly tender his or her resignation.”

The Company currently maintains a plurality voting standard for the election of directors. As a result, the Company’s incumbent directors have been re-elected at both the 2021 Annual Meeting and the 2022 Annual Meeting, despite each of the Company’s nominees failing to receive support from a majority of the Company’s stockholders. In fact, the Company’s nominees have failed to receive either (i) majority support of the stockholders entitled to vote or (ii) majority support of the votes cast at the applicable annual meeting.18 The Board has consistently failed to respond to the low approval ratings of its nominees.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Director Resignation Policy Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 5 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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18      See Current Report on Form 8-K filed by the Company with the SEC on April 12, 2021 and Current Report on Form 8-K filed by the Company with the SEC on April 20, 2022.

PROPOSAL 6

STRATEGIC REVIEW PROCESS PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that the Board designate a Strategic Review Committee of the Board fully comprised of entirely independent directors.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company urge the Board to promptly act by designating a Strategic Review Committee of the Board, fully comprised of independent directors, that shall, to the fullest extent permitted by Section 2-411 of the Maryland Code, Corporations and Associations, have and that may exercise all the power and authority of the Board in conducting a strategic review process to pursue possible extraordinary transactions, including, without limitation, the power to engage a financial advisor to evaluate a potential sale of the Company and to ensure a fair and proper sale process.”

We believe that the Company should objectively consider a sale of the Company. It seems clear to us that such a sale would allow stockholders to realize uncaptured value, and thereby maximize stockholder value, while providing liquidity to stockholders who cannot otherwise gain liquidity because of the lack of trading volume in the public markets for the Common Stock. We believe that the greatest value to stockholders will be realized only if all options for the Company are objectively evaluated, including, without limitation, a possible sale of the Company. It is therefore our view that the Board should promptly designate a Strategic Review Committee consisting of entirely independent directors to best provide value to stockholders.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Strategic Review Process Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 6 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL 7

BYLAW AMENDMENT PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that Article XV of the Bylaws be amended so that the Bylaws may be altered, amended or repealed by the affirmative vote of holders of the majority of shares.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company urge the Board to amend and restate Article XV of the Amended and Restated Bylaws of Global Net Lease, Inc. to state:

These Bylaws may be altered, amended or repealed by the affirmative vote of the holders of more than fifty percent (50%) of the total voting power of the outstanding shares of capital stock of the Corporation, voting together as a single class, at any regular or special meeting duly convened after notice to the shareholders of that purpose, or by a majority vote of the members of the Board of Directors at any regular or special meeting thereof duly convened after notice to the directors of that purpose, subject always to the power of the stockholders to change such action of the Board of Directors by the affirmative vote of the holders of more than fifty percent (50%) of the total voting power of the outstanding shares of capital stock of the Corporation, voting together as a single class.”

Currently, the Board has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new bylaws. The ability to amend the Bylaws allows stockholders a fundamental voice in the governance of the Company. Furthermore, in our view, allowing stockholders to amend the Bylaws can limit the Board’s ability to unilaterally act in its self-interest and will promote accountability to the stockholders. We believe that allowing stockholders the ability to amend the Bylaws is in line with best corporate governance practices.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Bylaw Amendment Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 7 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL 8

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board (the “Audit Committee”) has selected and appointed PwC as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2023. The Company is submitting its selection of PwC for ratification by the stockholders at the Annual Meeting.

As disclosed in the Company’s proxy statement, stockholder approval is not required to appoint PwC as the Company’s independent registered public accounting firm, but the Company is submitting the selection of PwC to stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, then the Company has indicated that the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.

We encourage all stockholders to review the Company’s disclosures related to this proposal in the Company’s proxy statement in detail.

WE RECOMMEND YOU VOTE “FOR” PROPOSAL 8 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

WHO CAN VOTE AT THE ANNUAL MEETING

The Record Date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting has yet to be disclosed by the Company. Stockholders of the Company at the close of business on the Record Date are entitled to one vote for each share of Common Stock owned as of the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock. It is anticipated that the Company’s proxy statement will state the number of shares of Common Stock outstanding as of the Record Date.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you were a stockholder of record on the Record Date, then you will retain your voting rights for the Annual Meeting even if you sold your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sold such shares after the Record Date. As of February 20, 2023, there were 103,795,364 shares of Common Stock outstanding, which was disclosed in the Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC by the Company on February 23, 2023.3

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3      The Company has not yet publicly disclosed the Record Date, or the number of shares outstanding as of the Record Date, for the Annual Meeting. Accordingly, we have omitted such information from this Proxy Statement, which is expected to be included in the Company’s definitive proxy statement relating to the Annual Meeting. Once the Company publicly discloses the Record Date and the number of shares outstanding as of the Record Date, Blackwells intends to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

HOW TO VOTE BY PROXY

To vote in favor of the election of the Blackwells Nominees to the Board and to vote in favor of the Blackwells Proposals, promptly complete, sign, date and return the enclosed WHITE Universal Proxy Card in the enclosed postage-paid envelope. Whether you plan to attend the Annual Meeting or not, we urge you to complete and return the enclosed WHITE Universal Proxy Card. Please contact our proxy solicitor, Morrow Sodali, by phone at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees) or by email at Blackwells@morrowsodali.com if you require assistance in voting your shares or need additional copies of our proxy materials.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the WHITE Universal Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

•        “FOR” the election of our two Blackwells Nominees to the Board: Mr. Lozier and Mr. O’Toole;

•        “FOR” the Bylaw Repeal Proposal;

•        “FOR” the Poison Pill Repeal Proposal;

•        “FOR” the Declassification Proposal;

•        “FOR” the Director Resignation Policy Proposal;

•        “FOR” the Strategic Review Process Proposal;

•        “FOR” the Bylaw Amendment Proposal; and

•        “FOR” the ratification of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Blackwells will be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to two nominees on Blackwells’ enclosed WHITE Universal Proxy Card. The Company’s gold proxy card is not a universal proxy card and does not include the names of the Blackwells Nominees or the Blackwells Proposals. There is no need to use the Company’s proxy card or voting instruction form, regardless of how you wish to vote. If Blackwells withdraws its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Blackwells Nominees will be disregarded and not be counted, whether such vote is provided on our WHITE Universal Proxy Card or the Company’s proxy card.

Rule 14a-4(c)(3) of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know within a reasonable time before making our solicitation that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the discretion of the persons named as proxies on the attached WHITE Universal Proxy Card. At the time this Proxy Statement was made available, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the WHITE Universal Proxy Card on your behalf. You should also sign, date and return the voting instruction that your broker or banker sends you (or, if applicable, vote by following the instructions supplied to you by your brokerage firm or bank, including voting via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of brokerage firms and banks are participating in a program that allows eligible stockholders to vote via the Internet. If a stockholder’s brokerage firm or bank is participating in the Internet voting program, then such brokerage firm or bank will provide the stockholder with instructions for voting via the Internet on the voting form. Internet voting procedures, if available through a stockholder’s brokerage firm or bank, are designed to authenticate stockholders’ identities to allow stockholders to give their voting instructions and to confirm that their instructions have been properly recorded. Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers. If a stockholder’s brokerage firm or bank does not provide the stockholder with a voting form, but the stockholder instead receives our WHITE Universal Proxy Card, then such stockholder should mark our WHITE Universal Proxy Card, date and sign it, and return it in the enclosed postage-paid envelope. Stockholders are encouraged to submit their votes on the WHITE Universal Proxy Card or voting instructions form.

VOTING AND PROXY PROCEDURES

The Board currently consists of seven individuals that are classified into three classes. Under the current structure, if elected, Mr. Lozier and Mr. O’Toole would serve as Class III directors for a term of three years. The Company’s stockholders are not permitted to cumulate their votes for the election of directors.

Stockholders entitled to cast a majority of all of the votes entitled to be cast at the Annual Meeting, represented in person or by proxy, constitute a quorum. No business may be conducted at the Annual Meeting if a quorum is not present. If you submit a properly executed proxy card or authorize a proxy via the Internet, you will be considered part of the quorum. Withhold votes (in the case of the election of directors) and abstentions will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum.

A “broker non-vote” results when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” The NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. For brokerage accounts that receive proxy materials from, or on behalf of, both the Company and Blackwells, all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, if you do not submit any voting instructions to your broker, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any proposal, your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting and your shares will not be counted for purposes of determining whether a quorum exists. However, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of PwC as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on the ratification of PwC as the Company’s independent registered public accounting firm, even in the absence of your instruction. If your shares are voted on the ratification of PwC as the Company’s independent registered public accounting firm, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals. Any broker non-votes will be counted in determining whether a quorum exists at the Annual Meeting, but will have no effect on the non-routine proposals.

Election of Directors — The Company has adopted a plurality voting standard for director elections, meaning the nominees who receive the highest number of votes cast “FOR” their election, in each class, will be elected to the Board. Stockholders may vote “FOR” up to two nominees and “WITHHOLD” for up to four nominees. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Neither a “withhold” vote nor a broker non-vote will count as “votes cast” on this proposal. Therefore, “withhold” votes and broker non-votes will have no direct effect on the outcome of the election of directors.

Bylaw Repeal Proposal — The approval of the Bylaw Repeal Proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As the Bylaw Repeal Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Poison Pill Repeal Proposal — The approval of the Poison Pill Repeal Proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As the Poison Pill Repeal Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Declassification Proposal — The approval of the Declassification Proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As the Declassification Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Director Resignation Policy Proposal — The approval of the Director Resignation Policy Proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As the Director Resignation Policy Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Strategic Review Process Proposal — The approval of the Strategic Review Process Proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As the Strategic Review Process Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Bylaw Amendment Proposal — The approval of the Bylaw Amendment Proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As the Bylaw Amendment Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Ratification of PwC as the Company’s independent registered public accounting firm — The approval of this proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal.

None of the applicable Maryland law, the Company’s Articles of Restatement, as amended or restated, nor the Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Any proxy may be revoked by you at any time prior to the time a vote is taken by delivering a notice of revocation bearing a later date, by delivering a duly executed proxy bearing a later date or by attending and voting virtually at the Annual Meeting (but attendance at the Annual Meeting will not by itself constitute revocation of a prior delivered proxy). The revocation may be delivered either to Blackwells, Morrow Sodali or to the Company’s Secretary at 650 Fifth Avenue, 30th Floor, New York, New York 10019 or any other address provided by the Company.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY YOUR LATEST-DATED, VALIDLY EXECUTED PROXY WILL BE COUNTED AT THE ANNUAL MEETING.

If you have already sent a proxy card to the Company, you can revoke that proxy card by (i) signing, dating and mailing the WHITE Universal Proxy Card or (ii) voting via the Internet, by following the instructions on the WHITE Universal Proxy Card or (iii) voting virtually at the Annual Meeting.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies under this Proxy Statement will be made by Blackwells.

We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Exchange Act, and intend to solicit proxies from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the Blackwells Nominees’ election and the Blackwells Proposals in accordance with applicable law and intend to comply with applicable requirements of the Exchange Act.

Proxies may be solicited by Blackwells by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. Blackwells will bear the entire cost of this solicitation. Blackwells does not intend to seek reimbursement from the Company of any expenses it incurs in connection with its solicitation of proxies for the election of the Blackwells Nominees and for the Blackwells Proposals at the Annual Meeting. While no precise estimate of the cost of solicitation can be made at the present time, Blackwells currently estimates that it will spend a total of approximately $7,500,000 for its solicitation of proxies, including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and related expenses. As of the date hereof, Blackwells estimates that it has incurred proxy solicitation expenses of approximately $3,300,000.

Brokerage houses, banks and other custodians and fiduciaries will be requested to forward proxy solicitation material to their customers for whom they hold shares and Blackwells will reimburse them for their reasonable out-of-pocket expenses.

Solicitations may be made by certain of the respective directors, officers, members and employees of Blackwells, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. Certain of Blackwells’ full-time employees will assist in the solicitation and will, among other things, communicate with stockholders. The Blackwells Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as Blackwells Nominees.

Blackwells will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Common Stock. Blackwells will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services.

Blackwells has engaged Morrow Sodali as proxy solicitor in connection with this solicitation. Blackwells anticipates that certain employees of Morrow Sodali may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Company for the purpose of assisting in the solicitation of proxies for the Annual Meeting. Approximately 35 employees of Morrow Sodali will solicit holders of the Common Stock in connection with the Annual Meeting.

Blackwells expects to pay Morrow Sodali up to $150,000 for its services in connection with the solicitation of proxies for the Annual Meeting.

ADDITIONAL PARTICIPANT INFORMATION

Under the applicable SEC regulations, Blackwells Onshore, Blackwells Capital, Mr. Aintabi, RFM, Mr. Lozier and Mr. O’Toole (collectively, the “Participants”) are participants in the solicitation of proxies from the Company’s stockholders to vote in favor of the election of the Blackwells Nominees to the Board and the approval of the Blackwells Proposals.

Additional information regarding the purchases and sales of securities of the Company during the past two years by the Participants is set forth on Schedule I to this Proxy Statement and is incorporated into this Proxy Statement by reference. Information in this Proxy Statement about each Participant was provided by that Participant.

The principal business of Blackwells Onshore is the proprietary trading of securities. The principal business of Blackwells Capital is the proprietary trading of securities. The principal occupation of Mr. Aintabi is serving as the managing partner of Blackwells Capital. The principal business of RFM is managing funds as a multi-strategy real estate investment manager. The principal occupation of Mr. Lozier is providing private consulting services. The principal occupation of Mr. O’Toole is serving as Executive Vice President of Related Companies.

Blackwells Onshore’s address is 800 Third Avenue, 39th Floor, New York, New York 10022. Blackwells Capital’s address is 800 Third Avenue, 39th Floor, New York, New York 10022. Mr. Aintabi’s business address is 800 Third Avenue, 39th Floor, New York, New York 10022. RFM’s address is 30 Hudson Yards, 83rd Floor, New York, New York 10001. Mr. Lozier’s business address is 5803 Richmond Avenue, Dallas, Texas 75206. Mr. O’Toole’s business address is 30 Hudson Yards, 73rd Floor, New York, New York 10001.

Each of Blackwells Onshore, Blackwells Capital and RFM is a Delaware limited liability company. Each of Messrs. Aintabi, Lozier and O’Toole is a citizen of the United States of America.

As of the date of this Proxy Statement, Blackwells Onshore beneficially owns an aggregate of 100 shares of Common Stock, representing approximately 0% of the Common Stock.

As of the date of this Proxy Statement, Blackwells Capital beneficially owns an aggregate of 250,000 shares of Common Stock, including 50,000 shares of Common Stock underlying call options exercisable on July 21, 2023. representing approximately 0.2% of the Common Stock.

As of the date of this Proxy Statement, Mr. Aintabi beneficially owns an aggregate of 270,100 shares of Common Stock, including 50,000 shares of Common Stock underlying call options exercisable on July 21, 2023. representing approximately 0.3% of the Common Stock.

As of the date of this Proxy Statement, RFM beneficially owns 1,679,232 shares of Common Stock, representing approximately 1.6% of the Common Stock.

As of the date of this Proxy Statement, neither of Mr. Lozier nor Mr. O’Toole owns any shares of Common Stock or has entered into any transactions in securities of the Company during the past two years. For information regarding the transactions in securities of the Company during the past two years by Blackwells Onshore, Blackwells Capital, Mr. Aintabi, RFM, Mr. Lozier and Mr. O’Toole, see Schedule I.

Each Blackwells Nominee specifically disclaims beneficial ownership of shares of Common Stock except to the extent of his pecuniary interest therein.

Other than as set forth in this Proxy Statement, there are no material proceedings to which any Participant or any associate of any Participant has been a party which is adverse to the Company or any of its subsidiaries, nor does any Participant or any associate of any Participant have a material interest adverse to the Company or any of its subsidiaries. Except as described herein, no Participant nor any of his or its respective associates has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Company. Other than as disclosed in this Proxy Statement, there are no arrangements or understandings between Blackwells or its affiliates and the Blackwells Nominees or any other person pursuant to which the nominations are to be made by Blackwells.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates, nor any immediate family member of any Participant or any Participant’s associates, had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company nor any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement (including the Schedules hereto), (i) there are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

Blackwells has not paid any compensation to the Blackwells Nominees as a result of their nomination for election as directors of the Company by Blackwells at the Annual Meeting. There are no other arrangements or understandings with either of the Blackwells Nominees, other than as set forth herein.

Legal Proceedings

As described in the above section entitled “Background of the Solicitation,” on December 19, 2022, Blackwells Onshore filed a complaint with the Circuit Court of Maryland for Baltimore City (the “Circuit Court”) against the Company and The Necessity Retail REIT (together, the “Maryland Defendants”). Blackwells Onshore alleged that the Maryland Defendants breached the Amended Bylaws4 by (i) rejecting the Blackwells Nominees in advance of the Annual Meeting and (ii) rejecting Blackwells’ director nominations in advance of The Necessity Retail REIT’s 2023 annual meeting of stockholders (together with the Annual Meeting, the “Annual Meetings”). Blackwells Onshore also alleged in the alternative that if Defendants’ reading of the director qualification provision of their Amended Bylaws is correct, then the Amended Bylaws violate Section 2-404 of the Maryland Code, Corporations and Associations, by denying stockholder nomination and voting rights. Among the relief sought, Blackwells Onshore asked the Circuit Court to grant declaratory and injunctive relief ordering Defendants to allow their stockholders to consider and freely vote on Blackwells Onshore’s nominations and proposals at the Defendants’ respective Annual Meetings.

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4        References herein to the “Amended Bylaws” mean, together, each of (i) the Amended and Restated Bylaws of Global Net Lease, adopted June 2, 2015, as amended by Amendment No. 1 thereto, adopted April 9, 2020, as amended by Amendment No. 2 thereto, adopted July 18, 2022, and (ii) the Fifth Amended and Restated Bylaws of The Necessity Retail REIT, effective February 10, 2022, as amended by Amendment No. 1 thereto, adopted July 18, 2022.

This proceeding is pending, and as of the date of this Proxy Statement, as described in “Background of the Solicitation,” the Company’s motion to dismiss was denied on April 3, 2023. The lawsuit will now move to the discovery phase. Unless the result of the Maryland litigation is that the Blackwells Nominees and Blackwells Proposals are deemed invalid under the Amended Bylaws, we expect that any proxies voted in favor of the Blackwells Nominees or Blackwells Proposals should be recognized and tabulated at the Annual Meeting.

Also on December 19, 2022, the Company and The Necessity Retail REIT filed separate lawsuits against Blackwells Capital, Blackwells Onshore, Mr. Aintabi, RFM, Mr. Lozier and Mr. O’Toole in the District Court. The Company alleges that Blackwells’ proxy statements did not provide all necessary disclosures regarding agreements between Blackwells and RFM. In particular, the Company and The Necessity Retail REIT allege in their Complaint that the Blackwells Parties and the Related Parties have a joint venture and agreement to establish RFM as the external manager to the Company, taking the place of the AR Global affiliate that currently holds that contract. Blackwells and RFM deny this allegation. The Company and The Necessity Retail REIT have filed a motion for a preliminary injunction, seeking to enjoin Blackwells and the Related Parties from further proxy solicitation activities. As set forth in their opposition to the preliminary injunction motion, Blackwells and the Related Parties maintain that their disclosures are lawful and without material omission or misstatement, and that the Company’s efforts to prevent nominations and solicitation by stockholders are baseless and contrary to the interest of all stockholders. The District Court has not yet ruled on the merits of the action, and will hold a hearing on the motion for a preliminary injunction on April 20, 2023.

OTHER MATTERS

Other than as discussed in this Proxy Statement, Blackwells is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Blackwells is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE Universal Proxy Card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Stockholder Proposals in the Company’s Proxy Statement

Stockholders interested in presenting a proposal for inclusion in the Company’s proxy statement for the 2024 Annual Meeting may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy statement, stockholder proposals must be received at the Company’s principal executive offices by the date that we expect will be disclosed in the Company’s proxy statement.

The incorporation of this information in this Proxy Statement should not be construed as an admission by Blackwells that such procedures are legal, valid or binding.

Stockholder Proposals and Nominations for Directors to be Presented at the Annual Meeting

Pursuant to the Bylaws, nominations of individuals for election to the Board and the proposal of other business to be considered by stockholders at the 2024 Annual Meeting, but not included in the Company’s proxy statement, may be made by a person who is a stockholder of record: at the time of giving notice and, at the time of the 2024 Annual Meeting, who delivers notice along with the additional information and materials required by the Bylaws to the Company’s Secretary at its principal executive offices not earlier than, and not later than the dates which we expect will be disclosed in the Company’s proxy statement. However, in the event that the 2024 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, notice by the stockholder to be timely must be so delivered no earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date such meeting is first made.

In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the date which we expect will be disclosed in the Company’s proxy statement. However, if the date of the 2024 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered by the later of (x) the tenth day following the public announcement of the date of the 2024 Annual Meeting is first made by the Company and (y) the date which is 60 days prior to the date of the 2024 Annual Meeting.

The incorporation of this information in this Proxy Statement should not be construed as an admission by Blackwells that such procedures are legal, valid or binding.

YOUR VOTE IS IMPORTANT

Your proxy is important no matter how many shares of Common Stock you own. Be sure to vote “FOR” the Blackwells Nominees and “FOR” the Blackwells Proposals on the WHITE Universal Proxy Card. Even if the Blackwells Nominees are included on the Company proxy card, Blackwells urges you NOT to sign any proxy card sent to you by the Company or any other party.

If you have already submitted a proxy card to the Company for the Annual Meeting, you may change your vote to a vote “FOR” the election of the Blackwells Nominees by (i) signing, dating and returning the enclosed WHITE Universal Proxy Card, which must be dated after any proxy card you may previously have submitted to the Company, (ii) voting via the Internet, by following the instructions on the WHITE Universal Proxy Card or (iii) voting virtually at the Annual Meeting. Only your latest dated proxy card will count at the Annual Meeting.

If any of your shares are held in the name of a bank, broker or other nominee, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending on your broker or custodian, you may be able to vote via the Internet. Please contact the person responsible for your account and direct him or her to vote on the WHITE Universal Proxy Card “FOR” the election of the Blackwells Nominees.

If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one WHITE Universal Proxy Card. We encourage you to vote each WHITE Universal Proxy Card that you receive.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE “FOR” THE BLACKWELLS NOMINEES — MR. LOZIER AND MR. O’TOOLE — AND “FOR” THE BLACKWELLS PROPOSALS BY SIGNING, DATING AND RETURNING THE WHITE UNIVERSAL PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. ONLY YOUR LATEST DATED PROXY COUNTS. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE COMPANY, YOU HAVE EVERY LEGAL RIGHT TO REVOKE SUCH PROXY CARD BY (I) SIGNING, DATING AND MAILING THE ENCLOSED WHITE UNIVERSAL PROXY CARD, (II) VOTING VIA THE INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE WHITE UNIVERSAL PROXY CARD OR (III) VOTING VIRTUALLY AT THE ANNUAL MEETING.

PLEASE CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance in voting your WHITE Universal Proxy Card or need additional copies of Blackwells’ proxy materials, please contact:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: Blackwells@morrowsodali.com

IT IS IMPORTANT THAT YOU RETURN YOUR WHITE UNIVERSAL PROXY CARD PROMPTLY. PLEASE SIGN AND DATE YOUR WHITE UNIVERSAL PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE EFFECT OF CHANGE OF CONTROL PROVISIONS IN CERTAIN OF THE COMPANY’S MATERIAL AGREEMENTS AND HOUSEHOLDING OF PROXY MATERIALS. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY. WE DO NOT MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE COMPANY’S PROXY STATEMENT.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Blackwells Onshore I LLC
April 7, 2023

SCHEDULE I

Transactions in THE Company’s Securities during the past two years

Information relating to any transactions in securities of the Company by the Participants during the past two years is reflected in the table below. Neither Mr. Lozier nor Mr. O’Toole has engaged in any transactions in shares of Common Stock during the past two years.

BLACKWELLS ONSHORE I LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	35,000	02/14/22
Sale of Common Stock	(35,000)	02/16/22
Purchase of Common Stock	100	04/08/22
Purchase of Common Stock	25,000	04/08/22
Sale of Common Stock	(25,000)	04/19/22
Purchase of Common Stock	25,000	04/25/22
Purchase of Common Stock	25,000	04/27/22
Purchase of Common Stock	25,000	04/29/22
Purchase of Common Stock	10,000	05/06/22
Purchase of Common Stock	10,000	06/28/22
Purchase of Common Stock	10,000	07/08/22
Purchase of Common Stock	15,000	08/08/22
Purchase of Common Stock	15,000	09/19/22

BLACKWELLS CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	20,000	05/02/22
Sale of Common Stock	(2,496)	05/25/22
Sale of Common Stock	(17,504)	05/25/22
Purchase of Common Stock	5,000	06/30/22
Purchase of Common Stock	5,000	08/16/22
Purchase of Common Stock	100	08/22/22
Purchase of Common Stock	9,900	08/22/22
Purchase of Common Stock	2,174	08/29/22
Purchase of Common Stock	7,826	08/29/22
Purchase of Common Stock	5,100	09/01/22
Purchase of Common Stock	4,900	09/01/22
Purchase of Common Stock	7,775	09/16/22
Purchase of Common Stock	2,225	09/16/22
Purchase of Common Stock	5,000	09/19/22
Sale of Common Stock	(100)	11/04/22
Sale of Common Stock	(100)	11/04/22
Sale of Common Stock	(98)	11/04/22

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(2)	11/04/22
Sale of Common Stock	(91)	11/04/22
Sale of Common Stock	(9)	11/04/22
Sale of Common Stock	(200)	11/07/22
Sale of Common Stock	(100)	11/07/22
Sale of Common Stock	(30)	11/08/22
Sale of Common Stock	(15)	11/08/22
Sale of Common Stock	(55)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(81)	11/08/22
Sale of Common Stock	(19)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(18)	11/08/22
Sale of Common Stock	(82)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(77)	11/08/22
Sale of Common Stock	(23)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(87)	11/08/22
Sale of Common Stock	(13)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(89)	11/08/22
Sale of Common Stock	(11)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(31)	11/08/22
Sale of Common Stock	(69)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(200)	11/08/22
Sale of Common Stock	(52)	11/08/22
Sale of Common Stock	(48)	11/08/22
Sale of Common Stock	(100)	11/08/22

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(100)	11/08/22
Sale of Common Stock	(1)	11/08/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(300)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(1)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(600)	11/10/22
Sale of Common Stock	(1,600)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(600)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(100)	11/10/22
Sale of Common Stock	(400)	11/10/22
Sale of Common Stock	(36)	11/10/22
Sale of Common Stock	(258)	11/10/22
Sale of Common Stock	(99)	11/10/22
Sale of Common Stock	(105)	11/10/22
Sale of Common Stock	(97)	11/15/22
Sale of Common Stock	(3)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(9)	11/15/22
Sale of Common Stock	(9)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(200)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(31)	11/15/22
Sale of Common Stock	(69)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(80)	11/15/22
Sale of Common Stock	(20)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(48)	11/15/22
Sale of Common Stock	(52)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(99)	11/15/22
Sale of Common Stock	(1)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(97)	11/15/22
Sale of Common Stock	(3)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(3)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(92)	11/15/22
Sale of Common Stock	(8)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(74)	11/15/22
Sale of Common Stock	(26)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(36)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(100)	11/15/22
Sale of Common Stock	(43)	11/15/22
Sale of Common Stock	(25)	11/21/22
Sale of Common Stock	(27)	11/21/22
Sale of Common Stock	(2,148)	11/21/22
Sale of Common Stock	(300)	11/21/22
Sale of Common Stock	(74)	11/22/22
Sale of Common Stock	(17)	11/22/22
Sale of Common Stock	(9)	11/22/22
Sale of Common Stock	(99)	11/22/22
Sale of Common Stock	(1)	11/22/22

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	11/22/22
Sale of Common Stock	(10)	11/22/22
Sale of Common Stock	(90)	11/22/22
Sale of Common Stock	(28)	11/22/22
Sale of Common Stock	(3)	11/22/22
Sale of Common Stock	(100)	11/22/22
Sale of Common Stock	(80)	11/22/22
Sale of Common Stock	(10)	11/22/22
Sale of Common Stock	(100)	11/22/22
Sale of Common Stock	(18)	11/22/22
Sale of Common Stock	(1)	11/22/22
Sale of Common Stock	(3)	11/22/22
Sale of Common Stock	(2)	11/22/22
Sale of Common Stock	(400)	11/22/22
Sale of Common Stock	(262)	11/22/22
Sale of Common Stock	(5)	11/22/22
Sale of Common Stock	(100)	11/22/22
Sale of Common Stock	(2)	11/22/22
Sale of Common Stock	(1)	11/22/22
Sale of Common Stock	(80)	11/22/22
Sale of Common Stock	(5)	11/22/22
Sale of Common Stock	(500)	11/22/22
Sale of Common Stock	(24)	11/23/22
Sale of Common Stock	(76)	11/23/22
Sale of Common Stock	(100)	11/23/22
Sale of Common Stock	(146)	11/25/22
Sale of Common Stock	(600)	11/25/22
Sale of Common Stock	(454)	11/25/22
Sale of Common Stock	(100)	11/28/22
Sale of Common Stock	(83)	11/28/22
Sale of Common Stock	(17)	11/28/22
Sale of Common Stock	(100)	11/28/22
Sale of Common Stock	(8)	11/28/22
Sale of Common Stock	(92)	11/28/22
Sale of Common Stock	(100)	11/28/22
Sale of Common Stock	(78)	11/28/22
Sale of Common Stock	(22)	11/28/22
Sale of Common Stock	(100)	11/28/22
Sale of Common Stock	(29)	11/30/22
Sale of Common Stock	(71)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(23)	11/30/22
Sale of Common Stock	(77)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(85)	11/30/22
Sale of Common Stock	(15)	11/30/22
Sale of Common Stock	(1)	11/30/22

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(99)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(16)	11/30/22
Sale of Common Stock	(115)	11/30/22
Sale of Common Stock	(69)	11/30/22
Sale of Common Stock	(97)	11/30/22
Sale of Common Stock	(3)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(200)	11/30/22
Sale of Common Stock	(108)	11/30/22
Sale of Common Stock	(92)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(77)	11/30/22
Sale of Common Stock	(23)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(10)	11/30/22
Sale of Common Stock	(200)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(200)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(6)	11/30/22
Sale of Common Stock	(94)	11/30/22
Sale of Common Stock	(200)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(200)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(67)	11/30/22
Sale of Common Stock	(3)	11/30/22
Sale of Common Stock	(130)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(80)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(3)	11/30/22

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(17)	11/30/22
Sale of Common Stock	(277)	11/30/22
Sale of Common Stock	(223)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(99)	11/30/22
Sale of Common Stock	(1)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(15)	11/30/22
Sale of Common Stock	(85)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(90)	11/30/22
Sale of Common Stock	(200)	11/30/22
Sale of Common Stock	(100)	11/30/22
Sale of Common Stock	(490)	11/30/22
Purchase of Common Stock	100	11/30/22
Sale of Common Stock	(35)	12/01/22
Sale of Common Stock	(65)	12/01/22
Sale of Common Stock	(100)	12/01/22
Sale of Common Stock	(100)	12/01/22
Sale of Common Stock	(98)	12/01/22
Sale of Common Stock	(2)	12/01/22
Sale of Common Stock	(100)	12/01/22
Sale of Common Stock	(100)	12/01/22
Sale of Common Stock	(600)	12/02/22
Sale of Common Stock	(610)	12/02/22
Sale of Common Stock	(3)	12/07/22
Sale of Common Stock	(97)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(44)	12/07/22
Sale of Common Stock	(56)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(1,200)	12/07/22
Sale of Common Stock	(200)	12/07/22
Sale of Common Stock	(25)	12/07/22
Sale of Common Stock	(75)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(75)	12/07/22
Sale of Common Stock	(25)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(67)	12/07/22
Sale of Common Stock	(16)	12/07/22
Sale of Common Stock	(17)	12/07/22
Sale of Common Stock	(200)	12/07/22
Sale of Common Stock	(2)	12/07/22
Sale of Common Stock	(97)	12/07/22
Sale of Common Stock	(1)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(11)	12/07/22
Sale of Common Stock	(89)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(79)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(21)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(99)	12/07/22
Sale of Common Stock	(1)	12/07/22
Sale of Common Stock	(21)	12/07/22
Sale of Common Stock	(79)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(7)	12/07/22
Sale of Common Stock	(5)	12/07/22
Sale of Common Stock	(75)	12/07/22
Sale of Common Stock	(25)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(3)	12/07/22
Sale of Common Stock	(21)	12/07/22
Sale of Common Stock	(100)	12/07/22
Sale of Common Stock	(100)	12/07/22

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(4)	12/07/22
Sale of Common Stock	(5)	12/07/22
Sale of Common Stock	(800)	12/08/22
Sale of Common Stock	(100)	12/08/22
Sale of Common Stock	(600)	12/08/22
Sale of Common Stock	(100)	12/08/22
Sale of Common Stock	(500)	12/08/22
Sale of Common Stock	(100)	12/08/22
Sale of Common Stock	(155)	12/08/22
Sale of Common Stock	(1,900)	01/23/23
Sale of Common Stock	(8,100)	01/23/23
Sale of Common Stock	(5,000)	01/31/23
Sale of Common Stock	(2,620)	02/02/23
Purchase of Common Stock	2,620	03/16/23
Sale of Common Stock	(6,471)	03/22/23
Sale of Common Stock	(3,529)	03/22/23
Purchase of Call Options	500 (1)	03/23/23

____________

(1)      Represents options to purchase an aggregate 50,000 shares of Common Stock.

RELATED FUND MANAGEMENT, LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	76,787	06/22/22
Purchase of Common Stock	25,000	06/24/22
Purchase of Common Stock	7,727	06/27/22
Purchase of Common Stock	65,000	06/28/22
Purchase of Common Stock	70,561	06/29/22
Purchase of Common Stock	35,138	06/30/22
Purchase of Common Stock	15,026	07/01/22
Purchase of Common Stock	28,844	07/06/22
Purchase of Common Stock	90,000	07/07/22
Purchase of Common Stock	75,000	07/08/22
Purchase of Common Stock	18,326	07/11/22
Purchase of Common Stock	8,412	07/12/22
Purchase of Common Stock	10,000	07/13/22
Purchase of Common Stock	25,000	07/14/22
Purchase of Common Stock	35,000	08/18/22
Purchase of Common Stock	29,328	08/19/22
Purchase of Common Stock	65,000	08/22/22
Purchase of Common Stock	30,000	08/23/22
Purchase of Common Stock	40,000	08/24/22
Purchase of Common Stock	25,000	08/25/22
Purchase of Common Stock	40,000	08/26/22
Purchase of Common Stock	27,476	08/29/22
Purchase of Common Stock	40,000	08/30/22
Purchase of Common Stock	40,000	08/31/22
Purchase of Common Stock	77,927	09/01/22
Purchase of Common Stock	60,000	09/02/22
Purchase of Common Stock	40,000	09/06/22
Purchase of Common Stock	5,233	09/07/22
Purchase of Common Stock	31,606	09/08/22
Purchase of Common Stock	20,676	09/09/22
Purchase of Common Stock	14,924	09/14/22
Purchase of Common Stock	20,000	09/15/22
Purchase of Common Stock	44,657	09/16/22
Purchase of Common Stock	85,000	09/20/22
Purchase of Common Stock	100,000	09/21/22
Purchase of Common Stock	45,000	09/22/22
Purchase of Common Stock	22,900	09/23/22
Purchase of Common Stock	50,000	09/26/22
Purchase of Common Stock	60,000	09/27/22
Purchase of Common Stock	10,000	09/28/22
Purchase of Common Stock	35,000	09/29/22
Purchase of Common Stock	33,684	10/05/22

As of the date of this Proxy Statement, Related Real Estate Fund III, L.P. (“Fund III”) drew approximately $10 million from its subscription line of credit for purposes of acquiring a portion of the Common Stock listed directly above. Related Fund Management, LLC serves as the manager and, through subsidiary entities, as the general partner of Fund III.

JASON AINTABI

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	13,500	05/02/22
Purchase of Common Stock	10,000	05/20/22
Sale of Common Stock	(1,808)	05/23/22
Sale of Common Stock	(8,192)	05/25/22
Purchase of Common Stock	11,500	08/31/22
Purchase of Common Stock	10,000	09/26/22
Purchase of Common Stock	10,000	09/26/22
Purchase of Common Stock	10,000	09/26/22
Purchase of Common Stock	10,000	09/26/22
Purchase of Common Stock	10,000	09/26/22
Purchase of Common Stock	10,000	09/29/22
Purchase of Common Stock	10,000	10/21/22

RICHARD O’TOOLE

None.

JIM LOZIER

None.

Except as otherwise stated in this Proxy Statement, no part of the purchase price or market value of any of the securities specified in the transactions listed in this Schedule I was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the SEC on February 25, 2022.5

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of February 22, 2022, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•        each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•        each of the Company’s named executive officers and directors; and

•        all of the Company’s officers and directors as a group

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
BlackRock, Inc.(2)	18,135,298	17.5%
The Vanguard Group(3)	16,671,795	16.0%
State Street Corporation(4)	5,801,202	5.6%
James L. Nelson(5)	54,525	*
Christopher J. Masterson(6)	31,964	*
Edward M. Weil, Jr.(7)	22,018	*
M. Therese Antone(8)	1,620	*
Lee M. Elman(9)	13,461	*
P. Sue Perrotty(10)	40,590	*
Edward G. Rendell(11)	32,066	*
Abby M. Wenzel(12)	32,004	*
All directors and executive officers as a group (eight persons)(13)	228,248	*

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)      The business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. Blackrock, Inc. has sole voting power over 17,429,820 shares, no shared voting power over shares, sole dispositive power over 18,135,298 shares and no shared dispositive power over shares. The information contained herein with respect to BlackRock, Inc. is based solely on the Amendment No. 2 to the Schedule 13G filed by BlackRock, Inc. with the SEC on January 26, 2022.

(3)      The business address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group, Inc. has sole voting power over no shares, shared voting power over 186,623 shares, sole dispositive power over 16,393,482 shares and shared dispositive power over 278,313 shares. The information contained herein with respect to The Vanguard Group, Inc. is based solely on Amendment No. 7 to the Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 10, 2022.

(4)      The business address for State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. State Street Corporation has shared voting power over 4,931,510 shares, shared dispositive power over 5,801,202 shares and no sole voting or dispositive power. The information contained herein with respect to State Street Corporation is based solely on Amendment No. 1 to the Schedule 13G filed by State Street Corporation with the SEC on February 11, 2022.

____________

5        The Company has not yet publicly disclosed the Record Date or information regarding the beneficial ownership of shares of Common Stock as of the Record Date. Accordingly, we have omitted such information from this Proxy Statement, which is expected to be included in the Company’s definitive proxy statement relating to the Annual Meeting. Once the Company publicly discloses the Record Date and the number of shares outstanding as of the Record Date, Blackwells intends to supplement this Proxy Statement with such information, including the beneficial ownership information, and file revised definitive materials with the SEC.

II-1

(5)      Includes 36,950 unvested restricted shares.

(6)      Includes 31,964 unvested restricted shares.

(7)      Mr. Weil, one of our directors, is also the chief executive officer of AR Global. While Mr. Weil owns a non-controlling in interest in the parent of AR Global and AR Capital, LLC (“AR Capital”), Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global or AR Capital may own or control, directly or indirectly, and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 19,419 and 16,481 shares of our Common Stock directly or indirectly beneficially owned by AR Global and AR Capital, respectively.

(8)      Excludes 6,715 shares of Common Stock issuable to Dr. Antone upon vesting of unvested RSUs.

(9)      Excludes 9,009 shares of Common Stock issuable to Mr. Elman upon vesting of unvested RSUs.

(10)    Excludes 16,286 shares of Common Stock issuable to Ms. Perrotty upon vesting of unvested RSUs.

(11)    Excludes 7,862 shares of Common Stock issuable to Governor Rendell upon vesting of unvested RSUs.

(12)    Excludes 7,862 shares of Common Stock issuable to Ms. Wenzel upon vesting of unvested RSUs.

(13)    Excludes a total of 47,734 shares of Common Stock issuable to the independent directors upon vesting of unvested RSUs.

II-2

2023 ANNUAL MEETING OF STOCKHOLDERS OF GLOBAL NET LEASE, INC. THIS PROXY IS SOLICITED ON BEHALF OF BLACKWELLS ONSHORE I LLC AND THE OTHER PARTICIPANTS OF THE SOLICITATION The undersigned hereby appoints Jason Aintabi and Michael Verrechia (collectively, the “Proxies”), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies to vote all of the shares at the 2023 Annual Meeting of Stockholders of Global Net Lease, Inc. (the “Company”), which is scheduled to be held on such date, and at such time and place, to be determined by the Company (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”). The undersigned acknowledges receipt of the Proxy Statement and revokes all prior proxies for the Annual Meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. ON PROPOSALS FOR WHICH A CHOICE IS NOT SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF BLACKWELLS ONSHORE I LLC (“BLACKWELLS”). BLACKWELLS URGES YOU TO SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD TO VOTE “FOR” EACH OF THE BLACKWELLS NOMINEES; “FOR” EACH OF THE BLACKWELLS PROPOSALS; “FOR” PROPOSAL 8; AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS, IF ANY, AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD PROMPTLY. THANK YOU FOR VOTING. (Continued and to be dated and signed on reverse side) W H I T E P R O X Y C A R D SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/GNL

Please mark vote as indicated in this example Blackwells recommends a vote “FOR” each of the Blackwells Nominees, “FOR” each of the Blackwells Proposals and “FOR” Proposal 8. 1. Proposal to elect two director nominees to each serve as Class III directors for a term of three years on the Board or until his respective successor is duly elected and qualified. YOU MAY SUBMIT VOTES “FOR” UP TO TWO (2) NOMINEES IN TOTAL. IMPORTANTLY, IF YOU MARK MORE THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED. A “WITHHOLD” vote on any nominee will not be counted as a “FOR” vote. The Blackwells Nominees FOR WITHHOLD 1a. Jim Lozier 1b. Richard O’Toole The Company Nominees 1c. James L. Nelson 1.d Edward M. Weil, Jr. FOR WITHHOLD 2. Blackwells Proposal: Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to repeal Amendment No. 2 to the Company’s Amended and Restated (the “Bylaws”). FOR AGAINST ABSTAIN 3. Blackwells Proposal: Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to redeem or otherwise terminate any poison pill. FOR AGAINST ABSTAIN 4. Blackwells Proposal: Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to declassify the Board such that all directors are elected to the Board on an annual basis. FOR AGAINST ABSTAIN 5. Blackwells Proposal: Adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to establish majority voting director resignation procedures. FOR AGAINST ABSTAIN 6. Blackwells Proposal: Adopt a non-binding, advisory resolution requesting that the Board promptly designate a Strategic Review Committee of the Board. FOR AGAINST ABSTAIN 7. Blackwells Proposal: Adopt a non-binding, advisory resolution requesting that the Board amend and restate Article XV of the Bylaws. FOR AGAINST ABSTAIN 8. Company Proposal: Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. FOR AGAINST ABSTAIN Date (Signature) (Signature if held jointly) When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person. PLEASE SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE BY INTERNET IS QUICK EASY IMMEDIATE Your Internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE universal proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/GNL. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. CONTROL NUMBER for Internet Proxy Authorization Internet voting is available through 11:59 P.M. Eastern Time on the day before the Annual Meeting.